UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2026
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Vaxcyte, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	01-39323	46-4233385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Industrial Road Suite 300 San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 837-0111
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCVX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2026, Jacks Lee notified the Board of Directors (the “Board”) of Vaxcyte, Inc. (“the “Company”) of his retirement from the Board, effective as of June 17, 2026. Mr. Lee’s retirement was not the result of any disagreement or dispute with the Company. The Company thanks Mr. Lee for his considerable contributions over the course of his Board service. Effective upon his retirement, Mr. Lee entered into a consulting agreement with the Company pursuant to which he will serve as a consultant to the Company on matters relating to global strategic supply and manufacturing operations.
On June 17, 2026, upon recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Moncef Slaoui to the Board as a Class II director, which appointment became effective immediately. Dr. Slaoui’s term will expire at the Company’s annual meeting of stockholders in 2028.
The Board has determined that Dr. Slaoui qualifies as an independent director under the independence requirements set forth under Rule 5605(a)(2) of the Nasdaq Rules and listing standards. There are no arrangements or understandings between Dr. Slaoui and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Dr. Slaoui that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.
Dr. Slaoui will receive compensation in accordance with the Company’s non-employee director compensation program as in effect from time to time (the “Director Compensation Program”), as most recently described under the section titled “Non-Employee Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 23, 2026; provided, however, that the equivalent value of the annual equity grant for all directors is currently set at $430,000.
The Company has entered into its standard form of indemnification agreement with Dr. Slaoui.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VAXCYTE, INC.

Date:	June 23, 2026	By:	/s/ Andrew Guggenhime
Andrew Guggenhime President and Chief Financial Officer